UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 19, 2025
Date of Report (date of earliest event reported)
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Burke & Herbert Financial Services Corp.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation or organization)	001-41633 (Commission File Number)	92-0289417 (I.R.S. Employer Identification Number)
100 S. Fairfax Street Alexandria, VA 22314
(Address of principal executive offices and zip code)
(703) 666-3555
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.50	BHRB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On December 19, 2025, Burke & Herbert Bank & Trust Company (“Bank”), the wholly-owned subsidiary of Burke & Herbert Financial Corp. (the “Company”), entered into the First Amendment to the Summit Community Bank Supplemental Executive Retirement Plan and Consent to Termination of Summit Community Bank Supplemental Executive Retirement Trust (the “Amendment”) with H. Charles Maddy, III and the key executives of Summit Community Bank, Inc. (collectively, the “Participants”) that were a party to the Summit Community Bank Supplemental Executive Retirement Plan dated July 1, 2021 (the “SERP”).

In connection with the merger of Summit Community Bank, Inc. (“Summit”) with and into the Bank on May 3, 2024, and as required by the terms of the SERP upon a change in control event, the benefits under the SERP fully vested and Summit established the Summit Community Bank Supplemental Executive Retirement Trust (the “Trust”) and appointed FirstBank as the Trustee of the Trust to hold assets contributed to the Trust for purposes of paying benefits under the SERP to the Participants.

The Bank and the Participants entered into the Amendment in order to terminate the Trust and to amend the SERP to waive the requirement that a “rabbi trust” be maintained to pay benefits under the SERP in connection with the merger of Summit into the Bank. All of the other provisions of the SERP remain in full force and effect, including the full vesting of the Participant’s Normal Retirement Benefit (as defined in the SERP) upon the merger of Summit into the Bank and the requirement that a “rabbi trust” be established upon a future change in control of the Bank.

Each Participant in the SERP, including Mr. Maddy, entered into the same form of Amendment except for the cross-reference to the subsection of the SERP that was amended. A copy of the Amendment form is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Form of First Amendment to the Summit Community Bank Supplemental Executive Retirement Plan and Consent to Termination of Summit Community Bank Supplemental Executive Retirement Trust
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of December, 2025.

Burke & Herbert Financial Services Corp.

By:	/s/ Roy E. Halyama
Name:	Roy E. Halyama
Title:	Executive Vice President, CFO